Exhibit 99.1

HYPERFINE®

AI-Powered, Portable Brain MRI

The *Swoop® Portable MR Imaging®* system is driving the future of brain health.

Corporate Investor Deck

Hyperfine, Swoop, and Portable MR Imaging are registered trademarks of Hyperfine, Inc.
PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Forward-looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Actual results of Hyperfine, Inc. (the “Company”) may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s goals and commercial plans, including the Company’s expansion plans; the benefits of the Company’s products and services, including the clinical evidence supporting those benefits; the market demand and acceptance for the Company’s products and services; the Company’s cash runway; the Company’s future performance, including its financial performance; and the Company’s ability to implement its strategy. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the success, cost and timing of the Company’s product development and commercialization activities, including the degree that the Swoop® system is accepted and used by healthcare professionals; the Company’s ability to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the ability of the Company to obtain and maintain regulatory clearance or approval for its products, and any related restrictions and limitations of any cleared or approved product; the ability of the Company to identify, in-license or acquire additional technology; the ability of the Company to maintain its existing or future license, manufacturing, supply and distribution agreements and to obtain adequate supply of its products; the ability of the Company to compete with other companies currently marketing or engaged in the development of products and services that the Company is currently marketing or developing; the size and growth potential of the markets for the Company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the Company’s products and services and reimbursement for medical procedures conducted using the Company’s products and services; the Company’s ability to generate clinical evidence of the benefits of the Company’s products and services; the Company’s estimates regarding expenses, revenue, capital requirements and needs for additional financing; the Company’s financial performance; and other risks and uncertainties indicated from time to time in Company’s filings with the Securities and Exchange Commission (the “SEC”), including those under “Risk Factors” therein. The Company cautions readers that the foregoing list of factors is not exclusive and that readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. This presentation includes preliminary financial estimates for the fiscal year ended December 31, 2024, which reflect management’s current views and may change as a result of management’s final review of results and other factors, including significant business, economic and competitive risks and uncertainties. Such preliminary financial information is subject to the finalization and closing of the accounting books and records of the Company (which have yet to be performed). In the course of preparing and finalizing these accounting books and records, and in preparing full financial statements for the year ended December 31, 2024, the preliminary estimates for the year ended December 31, 2024 will be subject to change and the Company may identify items that will require it to make adjustments to the Company’s preliminary estimates described herein. Any such changes could be material. For these or other reasons, the preliminary financial estimates for the year ended December 31, 2024 may not ultimately be indicative of the Company’s results for such period and actual results may differ materially from those described above. No independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to these preliminary results, nor have they expressed any opinion or any other form of assurance on these preliminary results. These unaudited preliminary reserving estimates are presented for informational purposes only and do not purport to represent the Company’s financial condition or results of operations for any future date or period. As a result, caution should be exercised in relying on these estimates and no inferences should be drawn from these estimates regarding financial or operating data not provided. 2 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Leadership Team With Proven Track Record of Success Maria Sainz Dave Castiglioni President and Chief Chief Commercial Officer Executive Officer Brett Hale Chi Nguyen Chief Administrative Vice President of Officer and Chief Office Strategy and Financial Officer Partnerships Tom Teisseyre, PhD Rafael Donnay Chief Operating Vice President of Officer Hospital Strategy and Health Economics Edmond Knopp, MD Recent Commercial Strategy Additions Chief Medical Officer 3 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

The Portable Swoop System Serves Patients and Clinicians Where and When They Need Brain Imaging 1 Diagnostic-quality images Broad FDA-clearance for brain with ultra-low-field MRI imaging of patients of all ages First mover with proprietary Commercially available in the technology (150+ patents) US through direct sales channel and AI-powered software Platform technology Reimbursement in place in the US designed for multiple under existing CPT codes in both brain imaging applications hospital and office settings New ultra-low-field brain imaging Global footprint through paradigm—disrupts access and international distributors supported economics and expands the MRI by recent CE approval of latest market software 4 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved. 1 Broad indication for imaging of the brain (all ages)

Sizeable and Growing U.S. Total Addressable Market Opportunity 1 Expanding TAM Through New Sites of Care & New Clinical Applications $1.5B $6B+ $16B+ 2026+ 2024+ 2025+ Beachhead Large Neuro Market Brain Health 2 5,600 emergency departments 10,700 urgent care facilities 4,000 critical care units 2,400 neurology practices 15,600 nursing homes 3,600 infusion centers 1 TAM Calculation Based on Number of Sites of Care (Company Estimates on File) Multiplied by US Device ASP 5 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved. 2 Data as of 2020

Multiple & Diverse Anticipated Growth Catalysts

Broad Indication & Versatile Technology Expected to Drive New Market Entrance and Adoption


2024
2025
Today
SITE OF CARE & USE CASE EXPANSION
US Critical Care: Continued Expansion
Site of Care and Use Case Drivers
ACTION PMR Data (Stroke)
Stroke Workflow Study
CARE PMR Data (Alzheimer's)
Alzheimer's Workflow Study
IAC Accreditation / CMS
Office Site Pilot
New Outpatient Market Entry
Emergency Department Entry
Hospital Based Clinic Entry
Office Based Entry
GEOGRAPHIC EXPANSION
India Distributor Established
India CDSCO Submission
CDSCO Approval
India Market Entry
Europe & Asia Pacific Distributors Established
1st Full Year International Expansion
TECH DEV
8th Gen AI-Powered Software[1]
(AI Denoising)
9th Gen AI-Powered Software[1]
(Faster Image Acquisition)
10th Gen AI-Powered Software
11th Gen AI-Powered Software

[1] FDA & CE Cleared

6
PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

HYPERFINE

Growth Catalysts De-Risked by Recent Milestones


2024
2025
Today
SITE OF CARE & USE CASE EXPANSION
US Critical Care: Continued Expansion
Site of Care and Use Case Drivers
ACTION PMR Data (Stroke)
Stroke Workflow Study
CARE PMR Data (Alzheimer's)
Alzheimer's Workflow Study
IAC Accreditation / CMS
Office Site Pilot
New Outpatient Market Entry
Emergency Department Entry
Hospital Based Clinic Entry
Office Based Entry
GEOGRAPHIC EXPANSION
India Distributor Established
India CDSCO Submission
CDSCO Approval
India Market Entry
Europe & Asia Pacific Distributors Established
1st Full Year International Expansion
CE
TECH DEV
8th Gen AI-Powered Software[1]
(AI Denoising)
9th Gen AI-Powered Software[1]
(Faster Image Acquisition)
10th Gen AI-Powered Software
11th Gen AI-Powered Software

[1] FDA & CE Cleared

7
PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.
HYPERFINE

Innovation: Fast Cadence of AI-Powered Software Releases to Drive Image Quality Performance ... 2024 Software (8.8): Faster imaging Software (8.7): AI denoising in DWI sequence 2023 Software (8.6): DWI improvements, motion correction Software (8.5): Improved DWI image quality, intensity AI-powered Imaging uniformity, and faster imaging. 2022 Hardware (1.9): Updates to hardware components and minimum patient weight limit Software (8.4): Fast T2: 50% faster option to the existing higher-quality T2 sequence T1 (Standard): better intraparenchymal visibility, improved noise cancellation 2021 Software (8.3): Advanced diagnostic image reconstruction leveraging deep learning for T1, T2, and FLAIR sequences. Hardware (1.8) and Software (8.2): Automatic alignment and motion correction feature updates 2020 Hardware (1.7) and Software (8.1): Brain imaging for all ages. Hardware (1.6) and Software (8.0): The first bedside MRI system for brain imaging of patients ages 2 and up 8 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Image Quality Approaching High Field

Hyperfine has Rapidly Accelerated the Clinical Utility of Portable Ultra-low field MRI

Illustrative Image Quality Improvements with FLAIR Contrast: pULF workhorse

First FDA Clearance
Q1 2020



8th Generation SW
Launched Q1 2024



Next Gen (10th) SW[1]
Expected 1H 2025



Proprietary Software and AI Deep Learning Innovation

9
PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.
HYPERFINE

[1] 10th Generation Software Not Regulatory Cleared.

Solid Financial Fundamentals 2 Revenue and Gross Margin Cash Burn 2 Year Revenue CAGR +38% $71.0 Service Revenue 46% $20.0M 80% 43% 13% Device Revenue 30% $42.3 $15.0M $12.9M YoY $38.4 (20%) Gross Margin (%) $11.0M Growth -78% YoY $2.4M +17% Growth $10.0M (70%) $2.3M +62% $6.8M -162% (120%) $1.6M $10.5M $5.0M $8.7M $1.5M (170%) $5.2M $0.3M $0.0M (220%) 1 2020 2021 2022 2023 2024 1 Systems Sold: 4 23 35 37 48 2022 2023 2024 Revenue Fundamentals Gross Margin Fundamentals Cash Burn Fundamentals 1 • Capital placements • Established global contract manufacturing • $37.6M of Cash and Cash Equivalents as of partner December 31, 2024 • Recurring 3-to-5-year service & software • Current cash runway expected into 2H 2026 revenue • Cost efficiencies: Connected ecosystem; cloud infrastructure • Operating lean & efficient • International expansion began in 2024 • Scale efficiencies with volume and growing • Transition to Commercial Stage organization installed base accelerated by January 2025 reorganization 1 The unaudited, preliminary 2024 financial results presented above for 2024 Revenue, Gross Margin and Cash are based on current expectations and may be adjusted as a result of, among other things, completion of annual audit procedures. This financial information does not represent a comprehensive statement of the Company’s financial results for 2024 and remains subject to the completion of financial closing procedures and internal reviews 10 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved. 2 Cash Burn Calculated as Change in Cash and Cash Equivalent Less Net Proceeds of $0.8M From Shares Issued Under ATM Program in 2024

Transformation of Business Poised to Drive Growth Acceleration From Multiple Catalysts



Revenue Transformation From Research to Organic Commercial
$6.8
$0.6
$1.6
$4.6
23% Non-KCL Rev YOY Growth
$11.0
$3.4
$2.3
$5.3
70% Non-KCL Rev YOY Growth
$12.9
$2.4
$10.5
2022
2023
2024 2
Device Revenue ex-KCL
Service Revenue
KCL1 Device Revenue

- Transformation Launched in Q4'24
- 2025+ Expansion Strategy Is Aggressively Pursuing New Markets
- Initial Commercialization Through 2024 driven by Research and US Critical Care Swoop System Placements
  - Long Selling Processes
  - Multiple Stakeholders with Shared Decision Between Clinicians and Radiology
- Growth from New Markets Derisked by Recent Milestones

  Neurology Offices
  - IAC Accreditation Published
  - First Commercial Offices Accredited for ULF
  - First Time HYPR Presence at ASN & NeuroNet

  International
  - CE Marked Swoop System with Latest Software
  - Exited 2024 with 13 Active Distributors
  - India Submission underway

  US Emergency Department
  - Stroke Data Presentations at RSNA and IAC

1 Kings College of London (KCL) completed a one-time purchase of 20 Swoop Systems with the support from the Bill and Melinda Gates Foundation

2 The unaudited, preliminary 2024 financial results presented above for 2024 Revenue, Gross Margin and Cash are based on current expectations and may be adjusted as a result of, among other things, completion of annual audit procedures. This financial information does not represent a comprehensive statement of the Company's financial results for 2024 and remains subject to the completion of financial closing procedures and internal reviews

11 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Appendix February 2025 Corporate Investor Deck 12 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Who is Hyperfine? First FDA-cleared, portable MR brain imaging system with proprietary AI technology, a proven track record of innovation, broad labeling, and existing reimbursement Platform technology reshaping the care paradigm and expanding the brain imaging It feels market globally to address large, unmet healthcare needs at multiple sites of care in hospital and office settings Revenue-generating business with attractive revenue growth and gross margin profile, strong spending discipline, and increased operating leverage 13 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

A First for Brain Health Hyperfine, Inc. has a unique ultra-low-field portable MR brain imaging system that aims to improve brain health globally. • Designed to improve access, equity, and affordability for clinicians and patients • Expands brain MR imaging to multiple professional healthcare settings (critical care, emergency departments, clinics, and offices) • Enables clinicians to make timely and early diagnosis of critical brain conditions • Potential to reduce the burden to healthcare systems of widespread and devastating global neurological conditions, such as stroke and Alzheimer’s disease PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

MRI is the Clinical Gold Standard Capacity and Availability of Conventional MRI Compromise Access and Equity Globally High-cost and complex site requirements limit access Need for highly trained personnel constrains capacity Limited availability leads to delayed diagnosis and care Inpatient transport increases risk of adverse events PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

The Portable Swoop System Serves Patients and Clinicians Where and When They Need Brain Imaging 1 Diagnostic-quality images Broad FDA-clearance for brain with ultra-low-field MRI imaging of patients of all ages First mover with proprietary Commercially available in the technology (150+ patents) US through direct sales channel and AI-powered software Platform technology Reimbursement in place in the US designed for multiple under existing CPT codes in both brain imaging applications hospital and office settings New ultra-low-field brain imaging Global footprint through paradigm—disrupts access and international distributors supported economics and expands the MRI by recent CE approval of latest market software 16 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved. 1 Broad indication for imaging of the brain (all ages)

A New Paradigm in the Economics, Value, and Safety of Brain Imaging Conventional MRI Swoop System CT Scanner Low Up-front Capital No Construction or Installation Required Minimal Recurring Costs No Need for Certified Operators Limited Staff Disruption Portable Soft Tissue Characterization Patient Safety: Ionizing Radiation, Heating, Transport Risk 17 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

The Swoop System is Transforming Brain Imaging Safe for clinicians, patients, and Portable through standard doors Intuitive iPad-based interface caregivers across multiple sites of care and elevators 18 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Blueprint for Anticipated Growth The Swoop System Designed to Expand the Global Imaging Market to Increase Access and Equity 2026+ Brain Health 2025+ Large Neuro Market 2024+ Primary Care / Community Beachhead ED / Clinics / Offices Hospital Remote Care Critical Care Alzheimer's Pediatrics Stroke Well Brain Monitoring, Screening, and Early Detection Office Expansion With Accreditation & CMS Global Expansion 19 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Sizeable and Growing U.S. Total Addressable Market Opportunity 1 Expanding TAM Through New Sites of Care & New Clinical Applications $1.5B $6B+ $16B+ 2026+ 2024+ 2025+ Beachhead Large Neuro Market Brain Health 2 5,600 emergency departments 10,700 urgent care facilities 4,000 critical care units 2,400 neurology practices 15,600 nursing homes 3,600 infusion centers 1 TAM Calculation Based on Number of Sites of Care (Company Estimates on File) Multiplied by US Device ASP 20 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved. 2 Data as of 2020

Multiple & Diverse Anticipated Growth Catalysts

Broad Indication & Versatile Technology Expected to Drive New Market Entrance and Adoption


2024
2025
Today
SITE OF CARE & USE CASE EXPANSION
US Critical Care: Continued Expansion
Site of Care and Use Case Drivers
ACTION PMR Data (Stroke)
Stroke Workflow Study
CARE PMR Data (Alzheimer's)
Alzheimer's Workflow Study
IAC Accreditation / CMS
Office Site Pilot
New Outpatient Market Entry
Emergency Department Entry
Hospital Based Clinic Entry
Office Based Entry
GEOGRAPHIC EXPANSION
India Distributor Established
India CDSCO Submission
CDSCO Approval
India Market Entry
Europe & Asia Pacific Distributors Established
1st Full Year International Expansion
TECH DEV
8th Gen AI-Powered Software[1] (AI Denoising)
9th Gen AI-Powered Software[1] (Faster Image Acquisition)
10th Gen AI-Powered Software
11th Gen AI-Powered Software

[1] FDA & CE Cleared

21
PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

HYPERFINE

Drive Adoption In Emergency Departments - Acute Ischemic Stroke Triage Use Case Stroke Detection Sequence Optimization & AI Market Adoption • ACTION-PMR, is a multi-center • Software & sequence optimizations • Begin placement of Swoop units in evaluation to assess the use of / updates emergency departments and hub- Swoop system in detecting acute and-spoke stroke networks • Enhance speed and accuracy for ischemic stroke as compared to stroke detection to optimize for • Internal stroke advisory committee, conventional MRI and CT time sensitive diagnosis helping adoption • 100 patients enrolled in detection environments phase • Data included in study published in Annals of Neurology (Aug 2024) and presented at ESNR (Sept 2024), RSNA (Dec 2024) and ISC (Feb 2025) 22 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Drive Adoption In Neurology Office Right to Play & Office Business Model Market Adoption Clinical Evidence • IAC Accreditation standards • Refine & optimize sales and • Begin placement of Swoop units published November 2024 now support business model in neurology clinics include ultra-low-field MRI, • Facilitate ancillary services • Drive awareness and relevance of enabling accredited medical offices (Telerad, PACS, etc.) to drive a Swoop in the Neurology to qualify for CMS reimbursement scalable office-based solution ecosystem effective immediately • Collaboration and partnerships • CARE PMR clinical utility study, (e.g. Lilly, NeuroNet) presentations at AAIC, AAIC-Tokyo and CTAD Conferences. • White paper on Office Use case to demonstrate clinical and economic benefit 23 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

IAC Standards Published in Nov 2024 Opens Office Market Opportunity

Intersocietal Accreditation Commission (IAC)

- 1 of 4 CMS-approved accreditation bodies
- Offices that get IAC accreditation are immediately eligible for CMS reimbursement

New standards Incorporating Portable MRI

- Standards include portable MRI technology
- Includes safety, training, & quality guidelines specific to POC MRI
- Does not require MR tech to operate POC MRI

Commercially Activated

- Commercial pilot sites will initiate accreditation process
- IAC partnering on education handouts for Hyperfine office customers

IAC®
INTERSOCIETAL
ACCREDITATION
COMMISSION

IAC Accreditation Checklist
for MRI

A guide to applying for accreditation.

Menu

Step 1: Getting Started
Step 2: Gather Information for Submission
Staff Information / CME
MRI Unit Information and Documentation
Policies and Protocols
Quality Improvement
Case Study Requirements
Step 3: Complete Online Application
Step 4: Submitting the Application
Step 5: After You Submit

24
PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.
HYPERFINE

Execution: Three Focus Areas & Spending Discipline Innovation Commercialization Clinical Evidence 25 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Innovation: Fast Cadence of AI-Powered Software Releases to Drive Image Quality Performance


AI-powered Imaging

2020

- Hardware (1.6) and Software (8.0): The **first bedside MRI system for brain imaging** of patients ages 2 and up
- Hardware (1.7) and Software (8.1): Brain imaging for **all ages.**
- Hardware (1.8) and Software (8.2): **Automatic alignment and motion correction** feature updates

2021

- Software (8.3): Advanced diagnostic image reconstruction leveraging **deep learning** for T1, T2, and FLAIR sequences.
- Software (8.4): Fast T2: 50% **faster option** to the existing higher-quality T2 sequence T1 (Standard): **better intraparenchymal visibility, improved noise cancellation**

2022

- Hardware (1.9): Updates to **hardware components** and minimum patient weight limit
- Software (8.5): **Improved DWI image quality,** intensity uniformity, and faster imaging.

2023

- Software (8.6): **DWI improvements,** motion correction
- Software (8.7): **AI denoising** in DWI sequence

2024

- Software (8.8): **Faster imaging**
- ...

- Broad indication for imaging of the brain (all ages).
- CE certification achieved under latest MDR regulations.

26
PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.
HYPERFINE

Image Quality Approaching High Field

Hyperfine has Rapidly Accelerated the Clinical Utility of Portable Ultra-low field MRI

Illustrative Image Quality Improvements with FLAIR Contrast: pULF workhorse

First FDA Clearance
Q1 2020



8th Generation SW
Launched Q1 2024



Next Gen (10th) SW[1]
Expected 1H 2025



Proprietary Software and AI Deep Learning Innovation

27
PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

HYPERFINE

[1] 10th Generation Software Not Regulatory Cleared.

Clinical Evidence: Large & Growing Body of Published Data to Support Adoption Studies to Drive Evidence in New Use Cases Current Commercial Clinical Research Future and Clinical Applications for Future Applications Opportunities Advisory Groups Pilot Programs User Groups Critical Care Pediatrics Stroke Alzheimer’s Remote Care New Use Cases 50+ 175+ Peer Reviewed Peer Reviewed Publications Conference Presentations Prospective Studies HOPE PMR (Hydrocephalus) ACTION PMR (Stroke) SAFE MRI (ECMO) CARE PMR (Alzheimer’s) 28 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Commercialization: Scalable US Direct Sales & Global Distribution Network Commercial Profile • Upfront and Recurring Revenue Model • Multiple Placement Potential per Customer • Flagship Reference Institutions in Adult and Pediatric Care Installed Base Health Economics Over 175 Swoop 1 • Existing Reimbursement in Systems Globally place in the US • Reduce Cost of Care Through Faster Clinical Decision Making • Address Healthcare Staffing Shortages Direct Distributors • Free-up Conventional MRI for Elective Scans • Improve Efficiency, Reduced Patient Transport, and etc. Superior Care 29 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved. 1 Installed Base Includes Commercial and Research Units as of December 2024

System Economics Provide Attractive Margin Expansion Opportunity Strong Margin Foundation with Healthy U.S. Pricing and Recurring Revenue Recurring Revenue Expected to Increase with Growth in Placements & Installed Base---------------à Year 1 Years 2 – 5 INITIAL Annual Recurring Revenue (Software & Technical Service): MSRP $47.5K / Year SYSTEM SALES $475K U.S. MSRP ADDITIONAL Additional Recurring Revenue SYSTEM SALES ADDITIONAL Additional Recurring Revenue SYSTEM SALES ADDITIONAL Additional Recurring PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved. SYSTEM SALES Revenue

Solid Financial Fundamentals 2 Revenue and Gross Margin Cash Burn 2 Year Revenue CAGR +38% $71.0 Service Revenue 46% $20.0M 80% 43% 13% Device Revenue 30% $42.3 $15.0M $12.9M YoY $38.4 (20%) Gross Margin (%) $11.0M Growth -78% YoY $2.4M +17% Growth $10.0M (70%) $2.3M +62% $6.8M -162% (120%) $1.6M $10.5M $5.0M $8.7M $1.5M (170%) $5.2M $0.3M $0.0M (220%) 1 2020 2021 2022 2023 2024 1 Systems Sold: 4 23 35 37 48 2022 2023 2024 Revenue Fundamentals Gross Margin Fundamentals Cash Burn Fundamentals 1 • Capital placements • Established global contract manufacturing • $37.6M of Cash and Cash Equivalents as of partner December 31, 2024 • Recurring 3-to-5-year service & software • Current cash runway expected into 2H 2026 revenue • Cost efficiencies: Connected ecosystem; cloud infrastructure • Operating lean & efficient • International expansion began in 2024 • Scale efficiencies with volume and growing • Transition to Commercial Stage organization installed base accelerated by January 2025 reorganization 1 The unaudited, preliminary 2024 financial results presented above for 2024 Revenue, Gross Margin and Cash are based on current expectations and may be adjusted as a result of, among other things, completion of annual audit procedures. This financial information does not represent a comprehensive statement of the Company’s financial results for 2024 and remains subject to the completion of financial closing procedures and internal reviews 31 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved. 2 Cash Burn Calculated as Change in Cash and Cash Equivalent Less Net Proceeds of $0.8M From Shares Issued Under ATM Program in 2024

Illustration of Potential Revenue Opportunity Based on TAM

$100M US Swoop Device Revenue For Every 1.5% Market Penetration

Market Entry Hurdles Cleared

	Potential Sites of Care (#)	FDA Cleared?	Reimbursement Available?	Selling Leverage
Critical Care	4,000	Yes	Yes	Hospital
Emergency Dept	5,600	Yes	Yes	Hospital
Hospital Clinic & Infusion Centers	3,600	Yes	Yes	Hospital
Neurology Practices	2,400	Yes	Yes Accreditation in Nov '24	Concentrated Decision Maker
Total	15,600**			

**26,400 Additional Brain Health Market Opportunities

Illustration of Potential US Device Revenue[1] With Site Penetration Growth
(Beachhead and Neuro Market Only)



$400M
$300M
$200M
$100M
$-
Annual Device Revenue
$100M+
$200M+
$300M+
Hospital Clinic & Infusion Centers
Neurology Practices
Emergency Departments
Critical Care
1.5%
3.0%
4.5%
Annual Penetration Rate of Market

WW Service Revenue and International Device Sales Incremental To US Device Revenue

32
PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

HYPERFINE

[1] Based on Sites of Care Market Size, Penetration Rate and US Device MSRP ($475K)

Leadership Team With Proven Track Record of Success Maria Sainz Dave Castiglioni President and Chief Chief Commercial Officer Executive Officer Brett Hale Chi Nguyen Chief Administrative Vice President of Officer and Chief Office Strategy and Financial Officer Partnerships Tom Teisseyre, PhD Rafael Donnay Chief Operating Vice President of Officer Hospital Strategy and Health Economics Edmond Knopp, MD Chief Medical Officer 33 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

The Hyperfine, Inc. Opportunity First FDA-cleared portable Growth blueprint driven by expanding ultra-low-field AI-powered MR brain to new sites of care; emergency imaging system with strong departments, clinics and offices, new proprietary technology geography and sustained innovation Commercial stage company Solid financial profile with rapid poised to solve large unmet It feels we topline growth and attractive gross clinical/provider needs such as margins Alzheimer’s and Stroke globally Prolific engine of fast innovation Highly experienced executive team and clinical evidence with deep industry expertise 34 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.

Hyperfine, Swoop, and Portable MR Imaging are registered trademarks of Hyperfine, Inc. 35 PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved. PROPERTY OF HYPERFINE, INC. ©2025. All rights reserved.